UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06730

AB LARGE CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2022

Date of reporting period: July 31, 2022

Enclosed for filing you will find an amended Form N-CSR of the registrant’s original 2022 Form N-CSR filing of the referenced period. The purpose of this amended filing is to update Item 11 (b) and Item 13 (which is addressed in exhibits labeled Exhibit 12 (b)(1) and Exhibit 12 (b)(2) in the original filings). Except as set forth above, no other changes have been made to the Form N-CSR, and this amended filing does not amend, update or change any other items or disclosure found in the Form N-CSR.

ITEM 1. REPORTS TO STOCKHOLDERS.

JUL    07.31.22

ANNUAL REPORT

AB LARGE CAP GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Large Cap Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LARGE CAP GROWTH FUND | 1

ANNUAL REPORT

August 31, 2022

This report provides management’s discussion of fund performance for the AB Large Cap Growth Fund for the annual reporting period ended July 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JULY 31, 2022 (unaudited)

	6 Months	12 Months

AB LARGE CAP GROWTH FUND

Class A Shares	-11.82%	-14.70%

Class C Shares	-12.14%	-15.34%

Advisor Class Shares[1]	-11.70%	-14.48%

Class R Shares[1]	-12.00%	-15.06%

Class K Shares[1]	-11.86%	-14.79%

Class I Shares[1]	-11.70%	-14.52%

Class Z Shares[1]	-11.67%	-14.43%

Russell 1000 Growth Index	-11.88%	-11.93%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2022.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted, relative to the benchmark. Selection within the consumer-discretionary and technology sectors detracted, while selection within communication services and health care contributed. Sector selection was positive. Losses from an underweight to technology and an overweight to communication services were offset by gains from overweights to health care and consumer staples.

For the six-month period, all share classes, except Class C and Class R, outperformed the benchmark, before sales charges. Sector selection drove outperformance, particularly overweights to health care and consumer staples, while underweights to real estate and energy detracted. Security selection was negative. Selection within technology and consumer discretionary detracted most, while selection within consumer staples and communication services contributed.

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The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended July 31, 2022. Early in the period, equity markets were supported by accommodative monetary policy, which underpinned an accelerating global economic recovery. Widespread volatility increased as persistently high inflation set off a global wave of tighter monetary policy led by the US Federal Reserve (the “Fed”), which precipitated recessionary fears. China’s pledge to enforce its zero-COVID policy and Russia’s invasion of Ukraine—which caused energy and agricultural prices to surge—worsened supply-chain disruptions. In an effort to aggressively harness inflation, the Fed raised interest rates four times during the period, including two consecutive 0.75% increases in June and July. At the end of the period, equity markets rallied as some early signs of easing inflationary pressures in the US lifted investor confidence that policy rates might peak at lower levels than had previously been thought. Against a backdrop of rising rates, growth stocks came under pressure later in the period, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Small-cap stocks outperformed large-cap stocks on a relative basis, but both declined in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) believes persistent long-term fundamental performance and earnings growth can be significant catalysts for stock performance, heightening the importance of active stock selection. Therefore, the Team remains focused on long-term, noncyclical growth companies that exhibit attractive earnings growth, as measured by high return on assets, high profitability and strong balance sheets.

INVESTMENT POLICIES

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Fund invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The Fund may, at times, invest in shares of exchange-traded funds

(continued on next page)

abfunds.com	AB LARGE CAP GROWTH FUND | 3

(“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk, because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or health-care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/2012 TO 7/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Large Cap Growth Fund Class A shares (from 7/31/2012 to 7/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB LARGE CAP GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.70%	-18.33%

5 Years	15.61%	14.60%

10 Years	16.50%	15.99%

CLASS C SHARES

1 Year	-15.34%	-16.08%

5 Years	14.74%	14.74%

10 Years[1]	15.62%	15.62%

ADVISOR CLASS SHARES[2]

1 Year	-14.48%	-14.48%

5 Years	15.90%	15.90%

10 Years	16.79%	16.79%

CLASS R SHARES[2]

1 Year	-15.06%	-15.06%

5 Years	15.15%	15.15%

10 Years	16.07%	16.07%

CLASS K SHARES[2]

1 Year	-14.79%	-14.79%

5 Years	15.49%	15.49%

10 Years	16.42%	16.42%

CLASS I SHARES[2]

1 Year	-14.52%	-14.52%

5 Years	15.88%	15.88%

10 Years	16.82%	16.82%

CLASS Z SHARES[2]

1 Year	-14.43%	-14.43%

5 Years	15.98%	15.98%

Since Inception[3]	14.80%	14.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.84%, 1.59%, 0.59%, 1.25%, 0.95%, 0.62% and 0.53% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 6/30/2015.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-23.32%

5 Years	12.65%

10 Years	15.03%

CLASS C SHARES

1 Year	-21.23%

5 Years	12.79%

10 Years[1]	14.67%

ADVISOR CLASS SHARES[2]

1 Year	-19.73%

5 Years	13.92%

10 Years	15.83%

CLASS R SHARES[2]

1 Year	-20.26%

5 Years	13.18%

10 Years	15.11%

CLASS K SHARES[2]

1 Year	-20.01%

5 Years	13.53%

10 Years	15.46%

CLASS I SHARES[2]

1 Year	-19.75%

5 Years	13.90%

10 Years	15.86%

CLASS Z SHARES[2]

1 Year	-19.68%

5 Years	14.00%

Since Inception[3]	13.27%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 6/30/2015.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$881.80	$3.87	0.83%	$3.92	0.84%
Hypothetical**	$1,000	$1,020.68	$4.16	0.83%	$4.21	0.84%
Class C
Actual	$1,000	$878.60	$7.36	1.58%	$7.41	1.59%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%	$7.95	1.59%
Advisor Class
Actual	$1,000	$883.00	$2.71	0.58%	$2.75	0.59%
Hypothetical**	$1,000	$1,021.92	$2.91	0.58%	$2.96	0.59%
Class R
Actual	$1,000	$880.00	$5.83	1.25%	$5.87	1.26%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%	$6.31	1.26%
Class K
Actual	$1,000	$881.40	$4.38	0.94%	$4.43	0.95%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%	$4.76	0.95%
Class I
Actual	$1,000	$883.00	$2.80	0.60%	$2.85	0.61%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%	$3.06	0.61%
Class Z
Actual	$1,000	$883.30	$2.38	0.51%	$2.43	0.52%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

July 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17,112.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$1,522,857,286	8.9%

Alphabet, Inc. – Class C	1,264,958,467	7.4

iShares Russell 1000 Growth ETF	841,452,860	4.9

UnitedHealth Group, Inc.	836,819,231	4.9

Visa, Inc. – Class A	781,641,471	4.6

QUALCOMM, Inc.	640,757,001	3.7

Zoetis, Inc.	622,207,984	3.6

Amazon.com, Inc.	605,230,508	3.5

Vertex Pharmaceuticals, Inc.	584,420,427	3.4

Costco Wholesale Corp.	562,351,157	3.3

	$8,262,696,392	48.2%

1	All data are as of July 31, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

July 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 88.9%
Information Technology – 39.0%
Communications Equipment – 2.9%
Arista Networks, Inc.(a)	2,896,025	$337,763,396
Motorola Solutions, Inc.	673,341	160,652,429

		498,415,825

Electronic Equipment, Instruments & Components – 2.7%
Amphenol Corp. – Class A	2,649,299	204,340,432
Cognex Corp.	1,159,320	59,102,133
Zebra Technologies Corp. – Class A(a)	536,862	192,030,169

		455,472,734

IT Services – 5.9%
EPAM Systems, Inc.(a)	658,821	230,093,234
Visa, Inc. – Class A(b)	3,685,076	781,641,471

		1,011,734,705

Semiconductors & Semiconductor Equipment – 9.1%
Advanced Micro Devices, Inc.(a)	2,231,515	210,811,222
ASML Holding NV (REG)	188,821	108,466,335
Entegris, Inc.	2,008,302	220,712,390
NVIDIA Corp.	2,092,107	379,989,395
QUALCOMM, Inc.	4,417,186	640,757,001

		1,560,736,343

Software – 18.4%
Adobe, Inc.(a)	710,429	291,361,141
Atlassian Corp. PLC – Class A(a)	389,143	81,455,413
Autodesk, Inc.(a)	605,337	130,946,500
Fortinet, Inc.(a)	5,371,267	320,396,076
Manhattan Associates, Inc.(a)	522,247	73,464,485
Microsoft Corp.	5,424,440	1,522,857,286
PTC, Inc.(a)	1,348,499	166,377,807
Roper Technologies, Inc.	681,157	297,440,827
ServiceNow, Inc.(a)	215,400	96,210,564
Tyler Technologies, Inc.(a)	412,172	164,456,628

		3,144,966,727

		6,671,326,334

Health Care – 21.2%
Biotechnology – 3.5%
Genmab A/S (Sponsored ADR)(a)(b)	234,428	8,350,326
Vertex Pharmaceuticals, Inc.(a)	2,084,164	584,420,427

		592,770,753

Health Care Equipment & Supplies – 6.9%
ABIOMED, Inc.(a)	219,957	64,449,601
Align Technology, Inc.(a)	307,239	86,324,942
Edwards Lifesciences Corp.(a)	3,988,743	401,028,221

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IDEXX Laboratories, Inc.(a)	590,108	$235,559,311
Intuitive Surgical, Inc.(a)	1,687,050	388,308,299

		1,175,670,374

Health Care Providers & Services – 4.9%
UnitedHealth Group, Inc.	1,542,979	836,819,231

Health Care Technology – 1.6%
Veeva Systems, Inc. – Class A(a)	1,264,494	282,715,568

Life Sciences Tools & Services – 0.7%
Mettler-Toledo International, Inc.(a)	83,258	112,375,820

Pharmaceuticals – 3.6%
Zoetis, Inc.	3,408,425	622,207,984

		3,622,559,730

Consumer Discretionary – 9.7%
Hotels, Restaurants & Leisure – 1.0%
Chipotle Mexican Grill, Inc.(a)	111,227	173,983,498

Internet & Direct Marketing Retail – 4.1%
Amazon.com, Inc.(a)	4,484,850	605,230,508
Etsy, Inc.(a)	1,002,163	103,944,346

		709,174,854

Specialty Retail – 2.5%
Home Depot, Inc. (The)	1,427,200	429,501,568

Textiles, Apparel & Luxury Goods – 2.1%
NIKE, Inc. – Class B	3,048,682	350,354,535

		1,663,014,455

Communication Services – 7.9%
Interactive Media & Services – 7.9%
Alphabet, Inc. – Class C(a)	10,844,980	1,264,958,467
Meta Platforms, Inc. – Class A(a)	571,427	90,914,036

		1,355,872,503

Consumer Staples – 6.4%
Beverages – 3.1%
Monster Beverage Corp.(a)	5,344,931	532,462,026

Food & Staples Retailing – 3.3%
Costco Wholesale Corp.	1,038,890	562,351,157

		1,094,813,183

Industrials – 3.9%
Building Products – 0.4%
Trex Co., Inc.(a)	1,025,436	66,161,131

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.9%
Copart, Inc.(a)	2,503,511	$320,699,759

Electrical Equipment – 0.8%
AMETEK, Inc.	1,119,575	138,267,513

Machinery – 0.8%
IDEX Corp.	669,386	139,734,327

		664,862,730

Materials – 0.8%
Chemicals – 0.8%
Sherwin-Williams Co. (The)	528,431	127,848,596

Total Common Stocks (cost $9,763,347,608)		15,200,297,531

INVESTMENT COMPANIES – 4.9%
Funds and Investment Trusts – 4.9%
iShares Russell 1000 Growth ETF(b)(c) (cost $759,294,248)	3,432,120	841,452,860

SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.72%(c)(d)(e) (cost $1,080,807,334)	1,080,807,334	1,080,807,334

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $11,603,449,190)		17,122,557,725

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.72%(c)(d)(e) (cost $57,447)	57,447	57,447

Total Investments – 100.1% (cost $11,603,506,637)		17,122,615,172
Other assets less liabilities – (0.1)%		(10,640,569)

Net Assets – 100.0%		$17,111,974,603

abfunds.com	AB LARGE CAP GROWTH FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

REG – Registered Shares

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

July 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $10,522,641,856)	$16,041,750,391	(a)
Affiliated issuers (cost $1,080,864,781—including investment of cash collateral for securities loaned of $57,447)	1,080,864,781
Cash	2,089,889
Receivable for capital stock sold	32,022,666
Receivable for investment securities sold	19,658,236
Unaffiliated dividends receivable	2,092,764
Affiliated dividends receivable	1,101,088

Total assets	17,179,579,815

Liabilities
Payable for capital stock redeemed	29,998,425
Payable for investment securities purchased	27,846,470
Advisory fee payable	6,437,965
Distribution fee payable	1,223,441
Transfer Agent fee payable	348,475
Payable for collateral received on securities loaned	57,447
Administrative fee payable	32,987
Directors’ fees payable	19,178
Accrued expenses	1,640,824

Total liabilities	67,605,212

Net Assets	$17,111,974,603

Composition of Net Assets
Capital stock, at par	$227,727
Additional paid-in capital	11,515,325,257
Distributable earnings	5,596,421,619

Net Assets	$17,111,974,603

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,689,375,563	52,455,182	$70.33	*

C	$538,833,451	11,548,792	$46.66

Advisor	$9,016,929,323	114,228,930	$78.94

R	$85,605,675	1,306,930	$65.50

K	$118,636,998	1,658,117	$71.55

I	$735,992,620	9,392,740	$78.36

Z	$2,926,600,973	37,136,009	$78.81

(a)	Includes securities on loan with a value of $254,547,415 (see Note E).

*	The maximum offering price per share for Class A shares was $73.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB LARGE CAP GROWTH FUND | 17

STATEMENT OF OPERATIONS

Year Ended July 31, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $230,973)	$80,670,711
Affiliated issuers	2,222,242
Securities lending income	379,977	$83,272,930

Expenses
Advisory fee (see Note B)	86,093,789
Distribution fee—Class A	10,087,554
Distribution fee—Class C	6,373,889
Distribution fee—Class R	461,229
Distribution fee—Class K	373,608
Transfer agency—Class A	3,329,256
Transfer agency—Class C	524,929
Transfer agency—Advisor Class	7,575,893
Transfer agency—Class R	239,840
Transfer agency—Class K	298,887
Transfer agency—Class I	988,839
Transfer agency—Class Z	679,340
Printing	680,534
Registration fees	555,694
Custody and accounting	297,003
Directors’ fees	241,398
Legal	154,786
Administrative	105,441
Audit and tax	58,976
Miscellaneous	222,026

Total expenses	119,342,911
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(651,568)

Net expenses		118,691,343

Net investment loss		(35,418,413)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		538,709,803
Net change in unrealized appreciation/depreciation of investments		(3,300,715,501)

Net loss on investment transactions		(2,762,005,698)

Net Decrease in Net Assets from Operations		$(2,797,424,111)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2022	Year Ended July 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(35,418,413)	$(27,747,731)
Net realized gain on investment transactions	538,709,803	1,160,011,681
Net change in unrealized appreciation/depreciation of investments	(3,300,715,501)	3,878,695,555

Net increase (decrease) in net assets from operations	(2,797,424,111)	5,010,959,505
Distributions to Shareholders
Class A	(347,855,142)	(103,842,302)
Class C	(82,643,120)	(26,003,557)
Advisor Class	(680,171,912)	(190,684,781)
Class R	(8,491,042)	(3,302,113)
Class K	(13,282,456)	(4,065,566)
Class I	(68,367,613)	(20,202,764)
Class Z	(243,381,801)	(65,377,619)
Capital Stock Transactions
Net increase	2,624,793,227	710,338,394

Total increase (decrease)	(1,616,823,970)	5,307,819,197
Net Assets
Beginning of period	18,728,798,573	13,420,979,376

End of period	$17,111,974,603	$18,728,798,573

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

July 31, 2022

NOTE A

Significant Accounting Policies

AB Large Cap Growth Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of AB FlexFee Large Cap Growth Portfolio (the “Acquired Portfolio”) in a reorganization that was effective at the close of business October 15, 2021 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors (the “Board”) pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

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NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$15,200,297,531		$	– 0	–	$	– 0	–	$15,200,297,531
Investment Companies	841,452,860								841,452,860
Short-Term Investments	1,080,807,334			– 0	–		– 0	–	1,080,807,334
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	57,447								57,447

Total Investments in Securities	17,122,615,172			– 0	–		– 0	–	17,122,615,172
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$17,122,615,172		$	– 0	–	$	– 0	–	$17,122,615,172

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or

abfunds.com	AB LARGE CAP GROWTH FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive certain fees and bear certain expenses of the Fund through October 31, 2022 to the extent necessary to limit operating expenses of Class A shares on an annual basis to 1.25% of daily average net assets for Class A shares (the “Expense Cap”). For the year ended July 31, 2022, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2022, the reimbursement for such services amounted to $105,441.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,543,193 for the year ended July 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $114,384 from the sale of Class A shares and received $30,846 and $33,315 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended July 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2022, such waiver amounted to $651,567.

A summary of the Fund’s transactions in AB mutual funds for the year ended July 31, 2022 is as follows:

Fund	Market Value 7/31/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 7/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,032,212		$4,671,477	$4,622,881	$1,080,808	$2,222
Government Money Market Portfolio*	– 0	–	482	425	57	0	**

Total					$1,080,865	$2,222

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of

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NOTES TO FINANCIAL STATEMENTS (continued)

$22,012,668, $1,085,185 and $1,105,293 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,596,015,357		$5,935,771,760
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$11,739,377,943

Gross unrealized appreciation	$5,694,512,852
Gross unrealized depreciation	(311,275,623)

Net unrealized appreciation	$5,383,237,229

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present

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NOTES TO FINANCIAL STATEMENTS (continued)

attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In

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NOTES TO FINANCIAL STATEMENTS (continued)

connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended July 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$254,547,415	$57,447	$259,236,752	$379,973	$ 4	$1

*	As of July 31, 2022.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares, except for Class B which has 6,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	Year Ended July 31, 2021

Class A
Shares sold	8,764,841	7,582,090	$682,262,000	$564,102,436

Shares issued in reinvestment of distributions	3,870,197	1,291,115	323,154,790	94,354,703

Shares converted from Class C	407,339	582,446	31,756,665	45,210,774

Shares redeemed	(9,288,780)	(10,741,023)	(728,940,210)	(804,644,032)

Net increase (decrease)	3,753,597	(1,285,372)	$308,233,245	$(100,976,119)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	Year Ended July 31, 2021

Class C
Shares sold	1,276,503	1,568,613	$68,964,318	$82,453,880

Shares issued in reinvestment of distributions	1,392,943	465,081	78,285,368	23,737,754

Shares converted to Class A	(607,939)	(834,378)	(31,756,665)	(45,210,774)

Shares redeemed	(1,940,147)	(2,319,460)	(99,961,617)	(121,786,096)

Net increase (decrease)	121,360	(1,120,144)	$15,531,404	$(60,805,236)

Advisor Class
Shares sold	27,232,665	30,196,101	$3,612,658,829	$2,518,533,612

Shares issued in reinvestment of distributions	6,348,830	2,031,956	592,783,696	164,568,113

Shares issued in connection with Reorganization	19,697,698	0	437,162,685	0

Shares redeemed	(30,770,692)	(25,872,724)	(2,643,528,396)	(2,160,541,288)

Net increase	22,508,501	6,355,333	$1,999,076,814	$522,560,437

Class R
Shares sold	317,738	323,912	$22,554,587	$22,567,146

Shares issued in reinvestment of distributions	108,632	47,919	8,489,811	3,302,102

Shares redeemed	(345,877)	(692,164)	(25,697,958)	(49,430,923)

Net increase (decrease)	80,493	(320,333)	$5,346,440	$(23,561,675)

Class K
Shares sold	330,877	405,031	$26,296,572	$30,571,722

Shares issued in reinvestment of distributions	156,174	54,659	13,282,455	4,065,566

Shares redeemed	(671,459)	(611,962)	(51,635,113)	(46,763,947)

Net decrease	(184,408)	(152,272)	$(12,056,086)	$(12,126,659)

Class I
Shares sold	2,468,822	2,248,870	$211,404,124	$186,733,671

Shares issued in reinvestment of distributions	737,084	251,000	68,352,290	20,197,979

Shares redeemed	(3,403,945)	(2,422,740)	(295,816,669)	(200,863,550)

Net increase (decrease)	(198,039)	77,130	$(16,060,255)	$6,068,100

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2022	Year Ended July 31, 2021

Class Z
Shares sold	13,103,078	12,333,681	$1,136,286,386	$1,015,748,682

Shares issued in reinvestment of distributions	2,605,751	804,742	242,746,114	65,007,029

Shares redeemed	(11,960,190)	(8,338,900)	(1,054,310,835)	(701,576,165)

Net increase	3,748,639	4,799,523	$324,721,665	$379,179,546

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB LARGE CAP GROWTH FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2022 and July 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$77,701,073	$	– 0	–
Net long-term capital gains	1,366,492,013		413,478,702

Total taxable distributions paid	$1,444,193,086		$413,478,702

As of July 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$231,631,215
Other losses	(18,446,825	)(a)
Unrealized appreciation/(depreciation)	5,383,237,229	(b)

Total accumulated earnings/(deficit)	$5,596,421,619

(a)	As of July 31, 2022, the Fund had a qualified late-year ordinary loss deferral of $18,446,825.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

abfunds.com	AB LARGE CAP GROWTH FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2022, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and the tax treatment of a merger resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Merger and Reorganization

At the Board meeting held on August 5, 2021, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Fund. The Portfolios have the same investment objective and similar investment strategies. The Reorganization was completed at the close of business October 15, 2021. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the Fund, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization	Aggregate net assets immediately after the Reorganization
AB FlexFee Large Cap Growth	19,697,698	– 0	–	$437,162,685+	– 0	–
Large Cap Growth Fund, Inc.	208,517,695	213,177,286		$18,565,640,976	$19,002,803,661

+	Includes unrealized appreciation of $190,475,041.

Assuming the acquisition of the Acquired Portfolio had been completed on August 1, 2021, the Acquiring Portfolio’s pro forma results of operations for the year ended July 31, 2022 are as follows:

Net investment loss	$(33,751,495)
Net realized and unrealized loss on investments	(2,765,539,798)

Net decrease in net assets resulting from operations	$(2,799,291,293)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since October 15, 2021.

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB LARGE CAP GROWTH FUND | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 89.60	$ 67.60	$ 54.54	$ 53.00	$ 45.06

Income From Investment Operations

Net investment loss(a)(b)	(.28)	(.25)	(.13)	(.03)	(.09)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.89)	24.40	15.29	6.00	9.94

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.04

Net increase (decrease) in net asset value from operations	(12.17)	24.15	15.16	5.97	9.89

Less: Dividends and Distributions

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Net asset value, end of period	$ 70.33	$ 89.60	$ 67.60	$ 54.54	$ 53.00

Total Return

Total investment return based on net asset value(c)*	(14.70)%	36.43%	28.61%	12.70%	22.42%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$3,689	$4,364	$3,379	$2,559	$2,406

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.82%	.83%	.85%	.88%	.89%

Expenses, before waivers/reimbursements(d)‡	.82%	.83%	.86%	.89%	.91%

Net investment loss(b)	(.36)%	(.33)%	(.23)%	(.06)%	(.18)%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 62.27	$ 47.91	$ 39.52	$ 39.95	$ 34.65

Income From Investment Operations

Net investment loss(a)(b)	(.59)	(.57)	(.40)	(.31)	(.35)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.92)	17.08	10.89	4.31	7.57

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	(8.51)	16.51	10.49	4.00	7.25

Less: Distributions

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Net asset value, end of period	$ 46.66	$ 62.27	$ 47.91	$ 39.52	$ 39.95

Total Return

Total investment return based on net asset value(c)*	(15.34)%	35.43%	27.63%	11.85%	21.51%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$538,833	$711,554	$601,204	$489,142	$424,321

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.57%	1.58%	1.60%	1.63%	1.64%

Expenses, before waivers/reimbursements(d)‡	1.57%	1.58%	1.61%	1.64%	1.66%

Net investment loss(b)	(1.11)%	(1.07)%	(.98)%	(.81)%	(.93)%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

abfunds.com	AB LARGE CAP GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 99.45	$ 74.63	$ 59.93	$ 57.65	$ 48.74

Income From Investment Operations

Net investment income (loss)(a)(b)	(.09)	(.07)	.01	.11	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.32)	27.04	16.86	6.60	10.78

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.04

Net increase (decrease) in net asset value from operations	(13.41)	26.97	16.87	6.71	10.86

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.07)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Total dividends and distributions	(7.10)	(2.15)	(2.17)	(4.43)	(1.95)

Net asset value, end of period	$ 78.94	$ 99.45	$ 74.63	$ 59.93	$ 57.65

Total Return

Total investment return based on net asset value(c)*	(14.48)%	36.78%	28.92%	12.97%	22.73%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$9,017	$9,123	$6,370	$4,083	$3,039

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.57%	.58%	.60%	.63%	.64%

Expenses, before waivers/reimbursements(d)‡	.57%	.58%	.61%	.64%	.66%

Net investment income (loss)(b)	(.11)%	(.08)%	.01%	.19%	.07%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

38 | AB LARGE CAP GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 84.27	$ 63.95	$ 51.91	$ 50.84	$ 43.46

Income From Investment Operations

Net investment loss(a)(b)	(.58)	(.52)	(.34)	(.22)	(.27)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.09)	22.99	14.48	5.72	9.56

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.04

Net increase (decrease) in net asset value from operations	(11.67)	22.47	14.14	5.50	9.33

Less: Distributions

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Net asset value, end of period	$ 65.50	$ 84.27	$ 63.95	$ 51.91	$ 50.84

Total Return

Total investment return based on net asset value(c)*	(15.06)%	35.88%	28.08%	12.29%	21.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$85,606	$103,351	$98,913	$77,126	$66,470

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.25%	1.24%	1.25%	1.26%	1.27%

Expenses, before waivers/reimbursements(d)‡	1.25%	1.24%	1.26%	1.27%	1.29%

Net investment loss(b)	(.79)%	(.73)%	(.63)%	(.44)%	(.56)%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

abfunds.com	AB LARGE CAP GROWTH FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 91.12	$ 68.79	$ 55.52	$ 53.91	$ 45.85

Income From Investment Operations

Net investment loss(a)(b)	(.39)	(.33)	(.19)	(.07)	(.13)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(12.08)	24.81	15.56	6.11	10.10

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.04

Net increase (decrease) in net asset value from operations	(12.47)	24.48	15.37	6.04	10.01

Less: Distributions

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Net asset value, end of period	$ 71.55	$ 91.12	$ 68.79	$ 55.52	$ 53.91

Total Return

Total investment return based on net asset value(c)*	(14.79)%	36.28%	28.48%	12.61%	22.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$118,637	$167,898	$137,218	$114,161	$102,634

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.94%	.93%	.95%	.96%	.98%

Expenses, before waivers/reimbursements(d)‡	.94%	.94%	.96%	.97%	1.00%

Net investment loss(b)	(.48)%	(.43)%	(.33)%	(.14)%	(.27)%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 98.80	$ 74.18	$ 59.60	$ 57.35	$ 48.49

Income From Investment Operations

Net investment income (loss)(a)(b)	(.13)	(.09)	.00	(e)	.11	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.21)	26.86	16.75	6.57	10.74

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.04

Net increase (decrease) in net asset value from operations	(13.34)	26.77	16.75	6.68	10.81

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.07)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Total dividends and distributions	(7.10)	(2.15)	(2.17)	(4.43)	(1.95)

Net asset value, end of period	$ 78.36	$ 98.80	$ 74.18	$ 59.60	$ 57.35

Total Return

Total investment return based on net asset value(c)*	(14.52)%	36.74%	28.88%	12.99%	22.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$735,993	$947,580	$705,711	$497,816	$465,387

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.60%	.60%	.62%	.62%	.64%

Expenses, before waivers/reimbursements(d)‡	.61%	.61%	.63%	.63%	.66%

Net investment income (loss)(b)	(.14)%	(.10)%	(.01)%	.20%	.06%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

abfunds.com	AB LARGE CAP GROWTH FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended July 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 99.24	$ 74.43	$ 59.76	$ 57.45	$ 48.53

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.01)	.06	.15	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.29)	26.97	16.81	6.59	10.75

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.04

Net increase (decrease) in net asset value from operations	(13.33)	26.96	16.87	6.74	10.87

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.10)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.10)	(2.15)	(2.10)	(4.43)	(1.95)

Total dividends and distributions	(7.10)	(2.15)	(2.20)	(4.43)	(1.95)

Net asset value, end of period	$ 78.81	$ 99.24	$ 74.43	$ 59.76	$ 57.45

Total Return

Total investment return based on net asset value(c)*	(14.43)%	36.87%	29.02%	13.07%	22.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,926,601	$3,313,266	$2,127,817	$1,468,332	$965,544

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.51%	.51%	.52%	.54%	.55%

Expenses, before waivers/reimbursements(d)‡	.51%	.52%	.53%	.55%	.57%

Net investment income (loss)(b)	(.05)%	(.02)%	.09%	.27%	.15%

Portfolio turnover rate	34%	25%	32%	37%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	.01%	.02%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2021, July 31, 2020, July 31, 2019 and July 31, 2018, such waiver amounted to .01%, .01%, .01% and .02%, respectively.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended July 31, 2018 by .01%.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended July 31, 2018 by .08%

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Large Cap Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

September 26, 2022.

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended July 31, 2022. For corporate shareholders, 95.31% of dividends paid qualify for the dividends paid deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $1,366,492,013 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Erzan is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, Erzan co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department—Mutual Funds Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his postion as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Frank V. Caruso 65	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Chief investment Officer - US Growth Equities.

Vinay Thapar 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Chief investment Officer - US Growth Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Large Cap Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of

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the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

abfunds.com	AB LARGE CAP GROWTH FUND | 61

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

62 | AB LARGE CAP GROWTH FUND	abfunds.com

NOTES

abfunds.com	AB LARGE CAP GROWTH FUND | 63

NOTES

64 | AB LARGE CAP GROWTH FUND	abfunds.com

AB LARGE CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LCG-0151-0722

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Large Cap Growth	2021	$32,375	$2,500	$17,486
	2022	$33,994	$—	$34,796

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Large Cap Growth	2021	$1,022,245	$19,986
			$(2,500)
			$(17,486)
	2022	$1,968,390	$34,796
			$—
			$(34,796)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Large Cap Growth Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 3, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 3, 2023